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                                                                   EXHIBIT 10.41


                   LOAN EXTENSION AND MODIFICATION AGREEMENT

         THIS LOAN EXTENSION AND MODIFICATION AGREEMENT (this "Agreement"), is made as of _______________, 2002, by and among Probex Corp., a Delaware corporation (the "Company"), and the lenders listed on Exhibit A hereto (individually, a "Lender", and collectively, the "Lenders").

         WHEREAS, the Company has outstanding $3 million aggregate original principal amount of those certain convertible promissory notes (individually, a "Note", and collectively, the "Notes") made in favor of the Lenders;

         WHEREAS, the Lenders and the Company desire to further secure the obligations under the Notes by entering into an Intercreditor and Security Agreement (the "Security Agreement") in the form attached as Exhibit B hereto, which grants the Lenders a security interest in the Collateral (as defined in the Security Agreement);

         WHEREAS, in exchange for the additional security interest granted by the Company to the Lenders, the Company and the Lenders desire to amend the Notes to extend the maturity date of the Notes and amend certain provisions of that certain Security Agreement, dated as of September 7, 2001 (the "Existing Security Agreement"), to which the Company and the Lenders are currently parties, either directly or as a result of being a holder of a Note.

         NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lenders and the Company hereby agree as follow:

1. AMENDMENT TO THE NOTES. Subject to the terms and conditions of this Agreement, each Lender hereby agrees to extend the maturity date of their respective Note until the earlier of (i) the Qualified Financing (hereinafter defined) or (ii) February 28, 2003. Further, upon execution hereof, the Notes shall be amended as follows:

         (a) The second sentence of Section 1 of the Note shall be deleted in its entirety and replaced with the following sentence:

         "This Note and all accrued and unpaid interest shall be due and payable in one lump sum on the earlier of: (i) the Qualified Financing (hereinafter defined) or (ii) February 28, 2003 (the "Maturity Date")."

         (b) Section 3 of the Note shall be deleted in its entirety and replaced with the following:

                  "3. Conversion. The outstanding principal balance and all accrued and unpaid interest due under this Note upon the consummation of the Qualified Financing, shall automatically be converted into fully-paid and non-assessable shares of Maker's preferred or common stock identical in all respects as to those shares issued to the purchasers in the Qualified Financing. The number of shares issued to Payee upon conversion of this Note shall be equal to the outstanding principal balance and all accrued and unpaid interest due under this Note on the date of the consummation of the Qualified Financing divided by the purchase price paid to Maker by such purchasers for each share of Maker's stock in the Qualified Financing. For purposes of this Note, "Qualified Financing" shall mean project financing, whether in the form of debt or equity securities of Maker, aggregating at least $30 million to be used to construct Maker's initial


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         reprocessing facility, excluding the outstanding principal balance and interest due under this Note on the date of consummation thereof."

         (c)      Section 4 of the Note shall be deleted in its entirety.

2. ISSUANCE OF WARRANTS. The Company shall issue to each Lender, for no additional cash consideration but as consideration for extending the maturity date of the Lender's Notes as set forth in Section 1 hereof, a warrant (the "Warrants") to purchase that number of shares of the Company's common stock equal to the product of (i) principal amount of the Note and (ii) 0.35. The Warrants shall have the exercise price, be for the term and otherwise be in substantially the form attached as Exhibit C hereto.

3. CONSENT TO LIEN; AMENDMENT TO SECURITY AGREEMENT. Pursuant to the Existing Security Agreement, the Lenders hereby expressly consent to the granting of the lien and security interest pursuant to, and the incurrence of the indebtedness contemplated by, the Existing Security Agreement. Further, upon execution hereof, the Existing Security Agreement shall be amended as follows:

         (a) Section 3.18 of the Existing Security Agreement shall be deleted in its entirety.

         (b) The last sentence of Section 3.12 of the Existing Security Agreement shall be deleted in its entirety.

         (c) Section 3.19 of the Existing Security Agreement shall be deleted in its entirety.

         (d) Section 3.24 of the Existing Security Agreement shall be deleted in its entirety.

4. PENALTY SHARES. The issuance of shares of the Company's common stock for each month that the principal amount and accrued and unpaid interest due and payable under the Notes shall be terminated as of the date hereof, but effective retroactively to December 31, 2001.

5. BOARD REPRESENTATION. The Lenders and the holders of those certain promissory notes of the Company, dated as of September 13, 2001 and from February 20, 2001 to July 15, 2001 (as amend, modified, amended and restated, from time to time, the "Bridge Notes"), shall be entitled to appoint one member to the Company's board of directors until the Notes and the Bridge Notes are paid in full. Pursuant to this section, the Lenders hereby appoint Ronald J. Tiso as their representative on the board of directors. In the event of Mr. Tiso's death, disability, removal or resignation, and if the Notes and the Bridge Notes are then outstanding, the Lenders shall select another individual to serve as such representative, such person to be selected by the vote of the holders of a majority in principal amount of the Notes and Bridge Notes outstanding on the date of such vote.

6.       MISCELLANEOUS.

         6.1 Amendments. Except as specifically amended herein, the Existing Security Agreement and the Notes shall remain in full force and effect, including, without limitation, their respective priority security interest.

         6.2 No Waiver; Cumulative Remedies. No failure on the part of the Lenders or the Company to exercise and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any

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single or partial exercise of any right, power, or privilege under this
Agreement preclude any further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Lenders and the Company and their respective heirs, personal representatives, successors and assigns, except that the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Lenders.

         6.4 Amendment; Entire Agreement. THIS AGREEMENT, THE NOTES, THE SECURITY AGREEMENT, THE REGISTRATION RIGHTS AGREEMENT, DATED AS OF SEPTEMBER 7, 2001, BY AND AMONG THE PARTIES THERETO AND THE EXISTING SECURITY AGREEMENTS, INCLUDING THE EXHIBITS AND SCHEDULES ATTACHED HERETO AND THERETO, EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

         6.5 Governing Law; Severability. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND ACCEPTED BY LENDER IN SAID STATE, AND ANY AND ALL CLAIMS, DEMANDS OR ACTIONS IN ANY WAY RELATING THERETO OR INVOLVING ANY DISPUTE BETWEEN ANY OF THE PARTIES TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT OR TORT, AT LAW, IN EQUITY OR STATUTORILY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND/OR GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (EXCEPTING ITS CHOICE OF LAW RULES, OTHER THAN SECTION 5-1401 OF NEW YORK'S GENERAL OBLIGATION LAW) AND THE LAWS OF THE UNITED STATES OF AMERICA. If any provisions of this Agreement shall be invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforceable to the greatest extent permitted by law. Furthermore, in lieu of such invalid or unenforceable provisions, there shall be added automatically as part of this Agreement, a provision or provisions as similar in its or their terms to such invalid or unenforceable provisions as may be possible and be legal, valid and enforceable.

         6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         6.7 Headings. The headings, captions and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.


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         IN WITNESS WHEREOF, the Company and the Lenders have caused this
Agreement to be duly executed as of the day and year first above written.

                                         COMPANY:

                                         PROBEX CORP.,
                                         a Delaware corporation

                                         By:
                                             -----------------------------------
                                         Name:  Bruce A. Hall
                                         Title: Senior Vice President



                                         LENDERS:

                                         UNITED INFRASTRUCTURE COMPANY, LLC,
                                         a Delaware limited liability company

                                         By:
                                            ------------------------------------
                                            Nora A. Blum
                                            Vice President



                                         THE LENDERS LISTED ON SCHEDULE A HERETO

                                         By:  Zesiger Capital Group, LLC
                                              As agent and attorney-in-fact

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------


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                                    EXHIBIT A

                            LENDERS FOR WHICH ZESIGER
                     IS ACTING AS AGENT AND ATTORNEY-IN-FACT

A. Carey Zesiger
The Jenifer Altman Foundation
Alexa L. Zesiger
Albert L. Zesiger
Asphalt Green, Inc.
Barrie Ramsay Zesiger
Butler Family LLC
David Zesiger
Francois DeMenil
Dean Witter Foundation
Gutierrez Anderson Community Trust UDT dated June 18, 2001
HBL Charitable Unitrust
Helen Hunt
Jeanne L. Morency
Psychology Associates
Leonard Kingsley
Lazar Foundation
Peter Looram
Mary C. Anderson Revocable Trust UDT dated July 6, 1999
Murray Capital, LLC
Meehan Foundation
The Meehan Investment Partnership I, L.P.
City of Milford Pension & Retirement Fund
Domenic J. Mizio
Morgan Trust Co. of the Bahamas Ltd. as Trustee U/A/D 11/30/93
NFIB Corporate Account
Nicola Z. Mullen
Public Employee Retirement System of Idaho
City of Stamford Firemen's Pension Fund
Susan Uris Halpern
Theeuwes Family Trust, Felix Theeuwes Trustee
William B. Lazar
Wells Family LLC
Wolfson Investment Partners LP


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                                    EXHIBIT B

                  FORM OF INTERCREDITOR AND SECURITY AGREEMENT


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                                    EXHIBIT C

                                 FORM OF WARRANT